                            PRO FORMA FINANCIAL DATA

   The following unaudited pro forma financial data reflects our historical results as adjusted on a pro forma basis to give effect to our April 2004 and July 2004 offerings of common units, and the completion of the Spectrum and Elk City acquisitions. The adjustments are described in the notes to the unaudited pro forma financial data.

   We accounted for the acquisitions of Spectrum and Elk City in the unaudited pro forma financial data using the purchase method in accordance with the guidance of Statement of Financial Accounting Standards No. 141, "Business Combinations." For purposes of developing the unaudited pro forma financial information, we have allocated the purchase prices to Spectrum's and Elk City's gas gathering and transmission facilities based on their fair market value.

   The unaudited pro forma balance sheet reflects the following transactions as if they occurred as of March 31, 2005:

     o the Elk City acquisition, which occurred on April 14, 2005, for consideration of $191.6 million, plus $2.8 million in estimated transaction costs; and

     o the closing of our $270 million credit facility, which occurred on April 14, 2005, and borrowings of $249.5 million under it to finance the Elk City acquisition and repay $53.8 million outstanding under our previous credit facility.

   The unaudited pro forma condensed statement of income for the year ended December 31, 2004 reflects the following transactions as if they occurred as of January 1, 2004:

     o the Spectrum acquisition, which occurred on July 16, 2004, for consideration of $143 million, including payment of income taxes due as a result of the transaction;

     o the Elk City acquisition, which occurred on April 14, 2005, for consideration of $191.6 million, plus $2.8 million in estimated transaction costs; and

     o the closing of our $270 million credit facility, which occurred on April 14, 2005, and borrowings of $249.5 million under it to finance the Elk City acquisition and repay $53.8 million outstanding under our previous credit facility.

   The unaudited pro forma condensed statement of income for the three months ended March 31, 2005 reflects the following transactions as if they occurred as of January 1, 2005:

     o the Elk City acquisition, which occurred on April 14, 2005, for consideration of $191.6 million, plus $2.8 million in estimated transaction costs; and

     o the closing of our $270 million credit facility, which occurred on April 14, 2005, and borrowings of $249.5 million under it to finance the Elk City acquisition and repay $53.8 million outstanding under our previous credit facility.

    Elk City's historical fiscal year ended August 31, 2004 is not within 93 days of our fiscal year end. Accordingly, for pro forma purposes, statement of income information for the year ended December 31, 2004 is based on Elk City's historical financial results for the twelve months ended November 30, 2004 and was created by subtracting the quarter ended November 30, 2003 from Elk City's income statement for the year ended August 31, 2004 and adding the quarter ended November 30, 2004. Similarly, the comparable period as of and for our three months ended March 31, 2005 is as of and for Elk City's three months ended February 28, 2005.

   The unaudited pro forma balance sheet and the pro forma statements of income were derived by adjusting our historical financial statements. However, our management believes that the adjustments provide a reasonable basis for presenting the significant effects of the transactions described above. The unaudited pro forma financial data presented are for informational purposes only and are based upon available information and assumptions that we believe are reasonable under the circumstances. You should not construe the unaudited pro forma financial data as indicative of the combined financial position or results of operations that we, Spectrum and Elk City would have achieved had the transactions been consummated on the dates assumed. Moreover, they do not purport to represent our, Spectrum's and Elk City's combined financial position or results of operations for any future date or period.

                          ATLAS PIPELINE PARTNERS, L.P.
                PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                 March 31, 2005
                                 (in thousands)

                              HISTORICAL
                                 ATLAS      HISTORICAL   ACQUISITION
                               PIPELINE      ELK CITY    ADJUSTMENTS    PRO FORMA
                              ----------    ----------   -----------    ---------
                 ASSETS
CURRENT ASSETS:
 Cash and cash equivalents     $  9,695      $    --       $   (560)(1) $  9,284
                                                                149(2)

 Accounts receivable -
   affiliates .............          --       27,671        (27,671)(5)       --
 Accounts receivable ......      16,566        3,009          3,837(4)    20,403
                                                             (3,009)(5)
 Inventories ..............          --           63            (63)(5)       --
 Prepaid expenses and
   other current assets ...       1,155          497             56(2)     2,448
                                                              1,237(4)
                                                               (497)(5)
                               --------      -------       --------     --------
 Total current assets .....      27,416       31,240        (26,521)      32,135
PROPERTY AND EQUIPMENT
 Gas gathering and
   transmission facilities      193,605       50,004        193,121(4)   386,726
                                                            (50,004)(5)
 Less - accumulated
   depreciation ...........     (13,758)      (5,243)         5,243(5)   (13,758)
                               --------      -------       --------     --------
 Net property and
   equipment ..............     179,847       44,761        148,360      372,968
GOODWILL ..................       2,305           --             --        2,305
OTHER ASSETS ..............       6,319           --          1,562(2)     7,355
                                                               (526)(3)
                               --------      -------       --------     --------
                               $215,887      $76,001       $122,875     $414,763
                               ========      =======       ========     ========
 LIABILITIES AND PARTNERS' CAPITAL
CURRENT LIABILITIES:
 Accounts payable and
   accrued liabilities ....    $ 25,201      $23,576       $  (600)(2)  $ 28,371
                                                              3,770(4)
                                                            (23,576)(5)
 Accounts payable -
   affiliates .............         963           --             --          963
 Current portion of long-
   term debt ..............       2,303           --           (560)(1)    1,188
                                                             (1,680)(2)
                                                              1,125(2)
 Distribution payable .....       6,904           --             --        6,904
                               --------      -------       --------     --------
 Total current liabilities       35,371       23,576        (21,521)      37,426
OTHER LONG-TERM
   LIABILITIES ............       3,160           --             --        3,160
SENIOR SECURED DEBT .......      51,449           --        249,500(2)   248,375
                                                            (51,449)(2)
                                                             (1,125)(2)
OTHER DEBT ................         121           --             --          121
PARTNERS' CAPITAL:
 Common unitholders .......     133,192       52,373           (103)(2)  133,089
                                                            (52,373)(5)
 General partner ..........       2,181           52             (2)(2)    2,179
                                                                (52)(5)
 Accumulated other
   comprehensive loss .....      (9,587)          --             --       (9,587)
                               --------      -------       --------     --------
 Total partners' capital ..     125,786       52,425        (52,530)     125,681
                               --------      -------       --------     --------
                               $215,887      $76,001       $122,875     $414,763
                               ========      =======       ========     ========


            See notes to consolidated pro forma financial statements

                         ATLAS PIPELINE PARTNERS, L.P.

             PRO FORMA CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 2004
                      (in thousands, except per unit data)


                                          HISTORICAL
                                             ATLAS      HISTORICAL HISTORICAL ACQUISITION
                                           PIPELINE      SPECTRUM   ELK CITY  ADJUSTMENTS      PRO FORMA
                                          ----------    ---------- ---------- -----------      ---------
REVENUES:
 Natural gas and liquids - third party ..   $72,108      $67,643    $ 11,376  $ 123,975(6)      $275,102
 Natural gas and liquids -
   affiliates ...........................        --           --     123,975   (123,975)(6)           --
 Transportation - affiliates ............    18,724           --          --         --           18,724
 Transportation - third party ...........        76           --          --         --               76
 Interest and other .....................       383           --          --         --              383
                                            -------      -------    --------  ---------         --------
                                             91,291       67,643     135,351         --          294,285
COSTS AND EXPENSES:
 Cost of gas sold .......................    58,707       54,565     118,537         --          231,809
 Operating expenses .....................     2,032        2,474       4,599         --            9,105
 Transportation .........................     2,260           --          --         --            2,260
 General and administrative .............     4,643        1,140       2,482        840(7)
                                                                                 (2,482)(7)        6,623
 Gain on arbitration settlement, net ....    (1,457)          --          --         --           (1,457)
 Depreciation and amortization ..........     4,471        1,638       2,153     (3,791)(8)
                                                                                 10,283(8)        14,754
                                            -------      -------    --------  ---------         --------
                                             70,656       59,817     127,771      4,416          236,094
                                            -------      -------    --------  ---------         --------
OPERATING INCOME ........................    20,635        7,826       7,580     (4,416)          31,191
                                            -------      -------    --------  ---------         --------
OTHER DEDUCTIONS:
 Interest expense .......................     2,301        1,712          --     11,949(10)(11)
                                                                                 (4,002)(10)      11,960
 Other ..................................        --          558          (3)        --              555
                                            -------      -------    --------  ---------         --------
                                              2,301        2,270          (3)     7,947           12,515
                                            -------      -------    --------  ---------         --------
Income before income taxes ..............    18,334        5,556       7,583    (12,797)          18,676
Provision for income taxes ..............        --       (1,977)         --      1,977(12)           --
                                            -------      -------    --------  ---------         --------
Net income ..............................    18,334        3,579       7,583    (10,820)          18,676
Preferred stock dividends ...............       400           --          --         --              400
                                            -------      -------    --------  ---------         --------
Net income attributable to
   partners .............................   $17,934      $ 3,579    $  7,583  $ (10,820)        $ 18,276
                                            =======      =======    ========  =========         ========
Net income - limited partners ...........   $14,864                                             $ 14,847
                                            =======                                             ========
Net income - general partner ............   $ 3,070                                             $  3,429
                                            =======                                             ========
Basic and diluted net income
   per limited partner unit .............   $  2.54                                             $   2.06
                                            =======                                             ========
Weighted average units
   outstanding ..........................     5,886                                                7,204
                                            =======                                             ========



            See notes to consolidated pro forma financial statements

                         ATLAS PIPELINE PARTNERS, L.P.

             PRO FORMA CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                   FOR THE THREE MONTHS ENDED MARCH 31, 2005
                      (in thousands, except per unit data)


                                                     HISTORICAL
                                                        ATLAS      HISTORICAL  ACQUISITION
                                                      PIPELINE      ELK CITY   ADJUSTMENTS     PRO FORMA
                                                     ----------    ----------  -----------     ---------
REVENUES:
 Natural gas and liquids - third party ...........     $42,334        3,497      $ 37,235(6)     $83,066
 Natural gas and liquids - affiliates ............          --       37,235       (37,235)(6)         --
 Transportation - affiliates .....................       4,847           --            --          4,847
 Transportation - third party ....................          15           --            --             15
 Interest and other ..............................          81           --            --             81
                                                       -------       ------      --------        -------
                                                        47,277       40,732            --         88,009
COSTS AND EXPENSES:
 Cost of gas sold ................................      35,459       36,665            --         72,124
 Operating expenses ..............................       1,204        1,363            --          2,567
 Transportation ..................................         676           --            --            676
 General and administrative ......................       2,488          850           850)(7)
                                                                                     (210)(7)      2,698
 Gain on arbitration settlement, net .............         136           --            --            136
 Depreciation and amortization ...................       1,929          628          (628)(9)
                                                                                    1,859(9)       3,788
                                                       -------       ------      --------        -------
                                                        41,892       39,506           591         81,989
                                                       -------       ------      --------        -------
OPERATING INCOME .................................       5,385        1,226          (591)         6,020
                                                       -------       ------      --------        -------
OTHER DEDUCTIONS:
 Interest expense ................................       1,135           --        (1,131)(10)
                                                                                    3,708(10)(11)  3,712
                                                       -------       ------      --------        -------
 Income before income taxes ......................       4,250        1,226        (3,168)         2,308
 Provision for income taxes ......................          --           --            --             --
                                                       -------       ------      --------        -------
 Net income ......................................       4,250        1,226        (3,168)         2,308
                                                       =======       ======      ========        =======
 Net income - limited partners ...................     $ 2,830                                   $   927
                                                       =======                                   =======
 Net income - general partner ....................     $ 1,420                                   $ 1,381
                                                       =======                                   =======
 Basic and diluted net income per limited partner
   unit ..........................................     $  0.39                                   $  0.13
                                                       =======                                   =======
 Weighted average units
   outstanding ...................................       7,204                                     7,204
                                                       =======                                   =======



            See notes to consolidated pro forma financial statements

                         ATLAS PIPELINE PARTNERS, L.P.
               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

1. To reflect a $560,000 principal payment in April 2005 under our previous credit facility. This entry is needed because we used the proceeds from our new credit facility to pay off our previous credit facility after this payment.
2. To reflect the application of $249,500,000 of proceeds ($1,125,000 shown as current maturities) from our new credit facility to repay $53,129,000 on our previous credit facility ($1,680,000 included in current portion of long-term debt); interest of $705,000, $600,000 of which was included in accounts payable and accrued liabilities and $105,000 of which relates to post-March 31, 2005 interest included in the payoff and charged herein to partners' capital; payment of $1,618,000 of loan costs, $56,000 of which was included in prepaid expenses and other current assets and $1,562,000 of which was included in other assets; $193,828,000 for various acquisition costs and payment to sellers allocated within the purchase allocation described in note 4 below and $149,000 cash to us. We describe our new senior credit facility under "Business-New Credit Facility."
3. To remove $526,000 from our prepaid expenses and other current assets for acquisition costs previously paid and include that amount in the purchase price allocation described in note 4 below.
4. To reflect the allocation of purchase price to assets and liabilities as follows: gas gathering and transmission facilities: $193,121,000; accounts receivable: $3,837,000; prepaid expenses and other current assets: $1,237,000; and accounts payable: $(3,770,000).
5.   To eliminate Elk City assets not acquired and liabilities not assumed.
6.   To reclassify affiliated revenues to third-party revenues.
7. To reflect the elimination of the overhead allocated to Elk City by its parent company and its replacement with an overhead allocation to be made by our general partner in accordance with a new allocation agreement.
8. To reflect the adjustment to depreciation expense for Spectrum for six and one half months and for Elk City for 12 months based upon the cost of the acquired gas gathering and transmission facilities using depreciable lives ranging from 3 to 40 years and using the straight-line method.
9. To reflect the adjustment to depreciation expense for Elk City based upon the cost of the acquired gas gathering and transmission facilities using depreciable lives ranging from 3 to 40 years and using the straight-line method.
10. To reflect the adjustments to interest expense resulting from $249,500,000 of borrowings under our new credit facility bearing interest at LIBOR plus 2.75%, assumed to be 4.29% for the twelve months ended December 31, 2004, and 5.46% for the three months ended March 31, 2005 and from $100,000,000 of borrowings during the twelve months ended December 31, 2004 for the Spectrum acquisition under our credit facility bearing interest at LIBOR plus 3.75%, ranging from 6.75% to 7.5% for the six and one half months ended July 15, 2004.
11. To reflect the amortization of deferred financing costs related to our new credit facility to finance the Elk City acquisition and, for the twelve months ended December 31, 2004, the amortization of deferred financing costs for six and one half months related to our previous credit facility to finance the Spectrum acquisition.
12. To reflect the elimination of federal and state income taxes following the conversion of Spectrum, which was a C-corporation, to a limited liability company concurrent with its acquisition by us.